TIDAL TRUST II 485BPOS

Exhibit 99.(h)(i)(31)

THIRTY-FIRST AMENDMENT

TO THE FUND ADMINISTRATION SERVICING AGREEMENT

THIS THIRTY-FIRST AMENDMENT, effective as of December 15, 2025, to the Fund Administration Servicing Agreement (the “Agreement”) dated as of July 5, 2022, as amended, is entered into by and between Tidal Trust II, a Delaware statutory trust (the “Trust”) and Tidal ETF Services LLC, a Delaware limited liability company (“Tidal”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A, as amended, to:

Add the following funds:

Quantify 2X Daily All Cap Crypto ETF

Quantify 2X Daily Alt Season Crypto ETF

Quantify 2X Daily AltAlt Season Crypto ETF

YieldMax® Hundred Club ETF

IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF

IncomeSTKd 1x US Stocks & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF

IncomeSTKd 1x Treasury & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF

IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF

IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF

IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF

Defiance Daily Target 2x Long LUNR ETF

Defiance Daily Target 2x Long BITF ETF

Defiance Daily Target 2x Long CLS ETF

Defiance Daily Target 2x Long JMIA ETF

Defiance Daily Target 2x Long HPQ ETF

Defiance Daily Target 2x Long RKT ETF

Defiance Daily Target 2x Long ONDS ETF

Defiance Daily Target 2x Long PGY ETF

Defiance Daily Target 2x Long PL ETF

Defiance Daily Target 2X Short JOBY ETF

Defiance Daily Target 2X Short NVTS ETF

Defiance Daily Target 2X Short NBIS ETF

Defiance Daily Target 2X Short CLSK ETF

Defiance Daily Target 2X Short APLD ETF

Defiance Daily Target 2X Short CRWV ETF

Defiance Daily Target 2X Short UPST ETF

Defiance Daily Target 2X Short SMR ETF

Defiance Daily Target 2X Short BITF ETF

Defiance Daily Target 2X Short SNOW ETF

Defiance Daily Target 2X Short IREN ETF

Defiance Daily Target 2X Short OPEN ETF

Defiance Daily Target 2X Short BE ETF

Defiance Daily Target 2X Short ORCL ETF

Defiance Daily Target 2X Short ARM ETF

Defiance Daily Target 2x Long BE ETF

Defiance Daily Target 2x Long BTQ ETF

Defiance Daily Target 2x Long JBLU ETF

Defiance Daily Target 2x Long BIIB ETF

Defiance Daily Target 2x Long OXY ETF

Defiance Daily Target 2x Long WING ETF

Defiance Daily Target 2x Long VRTX ETF

Defiance Daily Target 2x Long ZIM ETF

Defiance Daily Target 2x Long RMBS ETF

Defiance Daily Target 2x Long NOK ETF

Defiance Daily Target 2X Long ETHM ETF

Defiance Daily Target 2X Long WLTH ETF

Defiance Long Pure Quantum ETF

Remove the following fund:

Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

Reflect the following name changes:

CoreValues America First Technology Index ETF to CoreValues America First Technology ETF

Defiance Daily Target 2X Long Gold ETF to Defiance Daily Target 2X Long B ETF

WHEREAS, Section 11 of the Agreement allows for its amendment by written agreement executed by the Trust and Tidal and approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Amended Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Thirtieth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II		TIDAL ETF SERVICES LLC

On behalf of each series listed on Amended Exhibit A attached hereto

By:	/s/Lissa Richter	By:	/s/Eric Falkeis
Name:	Lissa Richter	Name:	Eric Falkeis
Title:	Vice President	Title:	Co-Founder & COO

Amended Exhibit A

to the

Fund Administration Servicing Agreement

Separate Series (Funds) of Tidal Trust II

Name of Series

Carbon Collective Climate Solutions U.S. Equity ETF
Carbon Collective Short Duration Green Bond ETF

YieldMax® Innovation Option Income Strategy ETF
YieldMax® KWEB Option Income Strategy ETF
YieldMax® Gold Miners Option Income Strategy ETF
YieldMax® XBI Option Income Strategy ETF
YieldMax® TLT Option Income Strategy ETF
YieldMax® AAPL Option Income Strategy ETF
YieldMax® AMZN Option Income Strategy ETF
YieldMax® BRK.B Option Income Strategy ETF
YieldMax® COIN Option Income Strategy ETF
YieldMax® META Option Income Strategy ETF
YieldMax® GOOGL Option Income Strategy ETF
YieldMax® NFLX Option Income Strategy ETF
YieldMax® NVDA Option Income Strategy ETF
YieldMax® XYZ Option Income Strategy ETF
YieldMax® TSLA Option Income Strategy ETF
YieldMax® MSTR Option Income Strategy ETF
YieldMax® ABNB Option Income Strategy ETF
YieldMax® AMD Option Income Strategy ETF
YieldMax® MRNA Option Income Strategy ETF
YieldMax® PYPL Option Income Strategy ETF
YieldMax® DIS Option Income Strategy ETF
YieldMax® JPM Option Income Strategy ETF
YieldMax® MSFT Option Income Strategy ETF
YieldMax® XOM Option Income Strategy ETF
YieldMax® AI Option Income Strategy ETF
YieldMax® ROKU Option Income Strategy ETF
YieldMax® SNOW Option Income Strategy ETF
YieldMax® ZM Option Income Strategy ETF
YieldMax® ADBE Option Income Strategy ETF
YieldMax® NKE Option Income Strategy ETF
YieldMax® ORCL Option Income Strategy ETF
YieldMax® INTC Option Income Strategy ETF
YieldMax® BIIB Option Income Strategy ETF
YieldMax® BA Option Income Strategy ETF
YieldMax® TGT Option Income Strategy ETF
YieldMax® Universe Fund of Option Income ETFs

YieldMax® Magnificent 7 Fund of Option Income ETFs
YieldMax® Short TSLA Option Income Strategy ETF
YieldMax® Short Innovation Option Income Strategy ETF
YieldMax® Short NVDA Option Income Strategy ETF
YieldMax® Short COIN Option Income Strategy ETF
YieldMax® Short AAPL Option Income Strategy ETF
YieldMax® Short N100 Option Income Strategy ETF
YieldMax® Bitcoin Option Income Strategy ETF
YieldMax® BABA Option Income Strategy ETF
YieldMax® CVNA Option Income Strategy ETF
YieldMax® DKNG Option Income Strategy ETF
YieldMax® HOOD Option Income Strategy ETF
YieldMax® JD Option Income Strategy ETF
YieldMax® MARA Option Income Strategy ETF
YieldMax® PDD Option Income Strategy ETF
YieldMax® PLTR Option Income Strategy ETF
YieldMax® RBLX Option Income Strategy ETF
YieldMax® SHOP Option Income Strategy ETF
YieldMax® SMCI Option Income Strategy ETF
YieldMax® TSM Option Income Strategy ETF
YieldMax® Ether Option Income Strategy ETF
YieldMax® Target 12™ Semiconductor Option Income ETF
YieldMax® Target 12™ Biotech & Pharma Option Income ETF
YieldMax® Target 12™ Energy Option Income ETF
YieldMax® Target 12™ Real Estate Option Income ETF
YieldMax® Target 12™ Tech & Innovation Option Income ETF
YieldMax® Target 12™ Big 50 Option Income ETF
YieldMax® Dorsey Wright Hybrid 5 Income ETF
YieldMax® Dorsey Wright Featured 5 Income ETF
YieldMax® AI & Tech Portfolio Option Income ETF
YieldMax® Crypto Industry & Tech Portfolio Option Income ETF
YieldMax® China Portfolio Option Income ETF
YieldMax® Semiconductor Portfolio Option Income ETF
YieldMax® Biotech & Pharma Portfolio Option Income ETF

YieldMax® Ultra Option Income Strategy ETF
YieldMax® Ultra Short Option Income Strategy ETF
YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF
YieldMax® S&P 500 0DTE Covered Call Strategy ETF
YieldMax® R2000 0DTE Covered Call Strategy ETF
YieldMax® MSTR Short Option Income Strategy ETF
YieldMax® AMD Short Option Income Strategy ETF
YieldMax® AMZN Short Option Income Strategy ETF
YieldMax® MARA Short Option Income Strategy ETF
YieldMax® Bitcoin Short Option Income Strategy ETF
YieldMax® META Short Option Income Strategy ETF
YieldMax® SMCI Short Option Income Strategy ETF
YieldMax® AI Performance and Distribution Target 25 ETF

YieldMax® AMD Performance and Distribution Target 25 ETF
YieldMax® AMZN Performance and Distribution Target 25 ETF
YieldMax® COIN Performance and Distribution Target 25 ETF
YieldMax® MARA Performance and Distribution Target 25 ETF

YieldMax® MSTR Performance and Distribution Target 25 ETF
YieldMax® NVDA Performance and Distribution Target 25 ETF
YieldMax® PLTR Performance and Distribution Target 25 ETF
YieldMax® SMCI Performance and Distribution Target 25 ETF
YieldMax® TSLA Performance and Distribution Target 25 ETF
YieldMax® Bitcoin Performance and Distribution Target 25 ETF

YieldMax® RDDT Option Income Strategy ETF

YieldMax® GME Option Income Strategy ETF

YieldMax® AFRM Option Income Strategy ETF

YieldMax® CRWD Option Income Strategy ETF

YieldMax® UBER Option Income Strategy ETF

YieldMax® ARM Option Income Strategy ETF

YieldMax® AVGO Option Income Strategy ETF

YieldMax® HIMS Option Income Strategy ETF

YieldMax® APP Option Income Strategy ETF

YieldMax® LLY Option Income Strategy ETF

YieldMax® SPOT Option Income Strategy ETF

YieldMax® IONQ Option Income Strategy ETF

YieldMax® GLXY Option Income Strategy ETF

YieldMax® CRWV Option Income Strategy ETF

YieldMax® CRCL Option Income Strategy ETF

YieldMax® SCHD Target Double Distribution ETF

YieldMax® Hundred Club ETF

Nicholas Fixed Income Alternative ETF
Nicholas Global Equity and Income ETF
Nicholas Crypto Income ETF

Pinnacle Focused Opportunities ETF

Return Stacked® Bonds & Managed Futures ETF
Return Stacked® Global Stocks & Bonds ETF
Return Stacked® U.S. Stocks & Managed Futures ETF
Return Stacked® Bonds & Futures Yield ETF
Return Stacked® U.S. Stocks & Futures Yield ETF
Return Stacked® Bonds & Merger Arbitrage ETF
Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

DGA Core Plus Absolute Return ETF

Tactical Advantage ETF

Roundhill Generative AI & Technology ETF

Blueprint Chesapeake Multi-Asset Trend ETF

Grizzle Growth ETF

Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF
Defiance S&P 500 Enhanced Options & 0DTE Income ETF
Defiance R2000 Enhanced Options & 0DTE Income ETF

Defiance Treasury Alternative Yield ETF
Defiance Developed Markets Enhanced Options Income ETF
Defiance Emerging Markets Enhanced Options Income ETF
Defiance Nasdaq 100 Income Target ETF
Defiance S&P 500 Income Target ETF
Defiance R2000 Income Target ETF
Defiance Gold Enhanced Options Income ETF
Defiance Silver Enhanced Options Income ETF
Defiance Oil Enhanced Options Income ETF
Defiance Treasury Enhanced Options Income ETF
Defiance Daily Target 2X Short MSTR ETF
Defiance Daily Target 2X Long RIOT ETF
Defiance Daily Target 2X Long Copper ETF
Defiance Daily Target 2X Long China Dragons ETF
Defiance Daily Target 2X Long LLY ETF
Defiance Daily Target 2X Long MSTR ETF
Defiance Daily Target 2X Long NVO ETF
Defiance Daily Target 2X Long AVGO ETF
Defiance Daily Target 2X Long SMCI ETF
Defiance Daily Target 2X Long Solar ETF
Defiance Large Cap ex-Mag 7 ETF
Defiance Daily Target 2X Long SOFI ETF
Defiance Daily Target 2X Long AMAT ETF
Defiance Daily Target 2X Long B ETF
Defiance Daily Target 2X Long ORCL ETF
Defiance Daily Target 2X Long FSLR ETF
Defiance Daily Target 2X Long DKNG ETF
Defiance Hot Sauce Daily 3X Strategy ETF
Defiance AI & Power Infrastructure ETF
Defiance Leveraged Long MSTR ETF
Defiance Leveraged Long + Income MSTR ETF
Defiance Daily Target 2X Long HIMS ETF
Defiance Daily Target 2X Long IONQ ETF
Defiance Daily Target 2X Long RKLB ETF
Defiance Daily Target 2X Long CVNA ETF
Defiance Daily Target 2X Long HOOD ETF
Defiance Daily Target 2X Long VST ETF
Defiance Daily Target 2X Long JPM ETF
Defiance Daily Target 2X Long PENN ETF
Defiance Daily Target 2X Long SOUN ETF
Defiance Daily Target 2X Long MRVL ETF
Defiance Daily Target 2X Long RGTI ETF
Defiance Daily Target 2X Short RIOT ETF
Defiance Daily Target 2X Short SMCI ETF
Defiance Daily Target 2X Short LLY ETF
Defiance Daily Target 2X Long DJT ETF
Defiance Daily Target 2X Long RDDT ETF
Defiance Trillion Dollar Club Index ETF
Defiance Nasdaq 100 LightningSpread™ Income ETF
Defiance S&P 500 LightningSpread™ Income ETF
Defiance Russell 2000 LightningSpread™ Income ETF

Defiance Daily Target 2X Short CVNA ETF
Defiance Daily Target 2X Short IONQ ETF
Defiance Daily Target 2X Short PLTR ETF
Defiance Daily Target 2X Short RKLB ETF
Defiance Daily Target 2X Long ARM ETF
Defiance Daily Target 2X Long UBER ETF
Defiance Daily Target 2X Long ANET ETF
Defiance Daily Target 2X Long PM ETF
Defiance Daily Target 2x Long OKLO ETF

Defiance Daily Target 2x Long QBTS ETF

Defiance Daily Target 2x Short RGTI ETF

Defiance Daily Target 2x Short QBTS ETF

Defiance Nasdaq 100 Double Short Hedged ETF

Defiance 2X Daily Long Pure Quantum ETF

Defiance MAGA Seven ETF
Defiance Vol Carry Hedged ETF

Defiance Enhanced Short Vol ETF

Defiance Enhanced Long Vol ETF

Defiance Leveraged Long + Income AAPL ETF

Defiance Leveraged Long + Income AMD ETF

Defiance Leveraged Long + Income AMZN ETF

Defiance Leveraged Long + Income BRK.B ETF

Defiance Leveraged Long + Income COIN ETF

Defiance Leveraged Long + Income GOOGL ETF

Defiance Leveraged Long + Income HIMS ETF

Defiance Leveraged Long + Income HOOD ETF

Defiance Leveraged Long + Income META ETF

Defiance Leveraged Long + Income NFLX ETF

Defiance Leveraged Long + Income NVDA ETF

Defiance Leveraged Long + Income PLTR ETF

Defiance Leveraged Long + Income SMCI ETF

Defiance Leveraged Long + Income TSLA ETF

Defiance Leveraged Long + Income MAGS ETF

Defiance Leveraged Long + Income QQQ ETF

Defiance Leveraged Long + Income SPY ETF

Defiance Leveraged Long + Income ETHER ETF

Defiance Leveraged Long + Income IBIT ETF

Defiance Leveraged Long + Income Magnificent Seven ETF

Defiance Leveraged Long + Income Nasdaq 100 ETF

Defiance Leveraged Long + Income S&P 500 ETF

Defiance Leveraged Long + Income Ethereum ETF

Defiance Leveraged Long + Income Bitcoin ETF

Defiance Leveraged Long + Income CRCL ETF

Defiance Leveraged Long + Income CRWV ETF

Defiance Leveraged Long + Income GLXY ETF

Defiance Daily Target 2X Long AEO ETF

Defiance Daily Target 2X Long ALAB ETF

Defiance Daily Target 2X Long APLD ETF

Defiance Daily Target 2X Long AVAV ETF

Defiance Daily Target 2X Long BLSH ETF

Defiance Daily Target 2X Long DASH ETF

Defiance Daily Target 2X Long ET ETF

Defiance Daily Target 2X Long FIG ETF

Defiance Daily Target 2X Long IREN ETF

Defiance Daily Target 2X Long JOBY ETF

Defiance Daily Target 2X Long KTOS ETF

Defiance Daily Target 2X Long LMND ETF

Defiance Daily Target 2X Long MP ETF

Defiance Daily Target 2X Long MRNA ETF

Defiance Daily Target 2X Long NBIS ETF

Defiance Daily Target 2X Long NVTS ETF

Defiance Daily Target 2X Long OSCR ETF

Defiance Daily Target 2X Long PONY ETF

Defiance Daily Target 2X Long QS ETF

Defiance Daily Target 2X Long RBRK ETF

Defiance Daily Target 2X Long RCAT ETF

Defiance Daily Target 2X Long ZETA ETF

Defiance SCHD Target 10 Income ETF

Defiance Leveraged Long BEAM ETF

Defiance Leveraged Long SBET ETF

Defiance Leveraged Long OPEN ETF

Defiance Leveraged Long EOSE ETF

Defiance Leveraged Long DOCN ETF

Defiance Leveraged Long HTZ ETF

Defiance Leveraged Long NEGG ETF

Defiance Leveraged Long NMAX ETF

Defiance Leveraged Long RUM ETF

Defiance Leveraged Long + Income BMNR ETF

Defiance Leveraged Long + Income SOFI ETF

Defiance Leveraged Long + Income SOL

Defiance Leveraged Long + Income XRP

Defiance Daily Target 2X Long CHWY ETF

Defiance Daily Target 2X Long CAVA ETF

Defiance Daily Target 2X Long ELF ETF

Defiance Daily Target 2X Long WYNN ETF

Defiance Daily Target 2X Long BMNR ETF

Defiance Daily Target 2X Long ESLT ETF

Defiance Daily Target 2X Long AA ETF

Defiance Daily Target 2X Long CAE ETF

Defiance Daily Target 2X Long CSCO ETF

Defiance Daily Target 2X Long EBAY ETF

Defiance Daily Target 2X Long EXEL ETF

Defiance Daily Target 2X Long IBKR ETF

Defiance Daily Target 2X Long KLAC ETF

Defiance Daily Target 2X Long MPWR ETF

Defiance Daily Target 2X Long PFE ETF

Defiance Daily Target 2X Long SE ETF

Defiance Daily Target 2X Long ERIC ETF

Defiance Daily Target 2X Long UPS ETF

Defiance QTUM Options Income ETF

Defiance Daily Target 2X Short BNMR ETF

Defiance Daily Target 2X Short CRCL ETF

Defiance Daily Target 2X Short AMD ETF

Defiance Daily Target 2X Short APP ETF

Defiance Daily Target 2X Short ASTS ETF

Defiance Daily Target 2X Short AVGO ETF

Defiance Daily Target 2X Short BBAI ETF

Defiance Daily Target 2X Short HIMS ETF

Defiance Daily Target 2X Short HOOD ETF

Defiance Daily Target 2X Short INTC ETF

Defiance Daily Target 2X Short MRVL ETF

Defiance Daily Target 2X Short MU ETF

Defiance Daily Target 2X Short NVO ETF

Defiance Daily Target 2X Short OKLO ETF

Defiance Daily Target 2X Short OSCR ETF

Defiance Daily Target 2X Short SBET ETF

Defiance Daily Target 2X Short TSM ETF

Defiance Daily Target 2X Short UNH ETF

Defiance Daily Target 2x Long LUNR ETF

Defiance Daily Target 2x Long BITF ETF

Defiance Daily Target 2x Long CLS ETF

Defiance Daily Target 2x Long JMIA ETF

Defiance Daily Target 2x Long HPQ ETF

Defiance Daily Target 2x Long RKT ETF

Defiance Daily Target 2x Long ONDS ETF

Defiance Daily Target 2x Long PGY ETF

Defiance Daily Target 2x Long PL ETF

Defiance Daily Target 2X Short JOBY ETF

Defiance Daily Target 2X Short NVTS ETF

Defiance Daily Target 2X Short NBIS ETF

Defiance Daily Target 2X Short CLSK ETF

Defiance Daily Target 2X Short APLD ETF

Defiance Daily Target 2X Short CRWV ETF

Defiance Daily Target 2X Short UPST ETF

Defiance Daily Target 2X Short SMR ETF

Defiance Daily Target 2X Short BITF ETF

Defiance Daily Target 2X Short SNOW ETF

Defiance Daily Target 2X Short IREN ETF

Defiance Daily Target 2X Short OPEN ETF

Defiance Daily Target 2X Short BE ETF

Defiance Daily Target 2X Short ORCL ETF

Defiance Daily Target 2X Short ARM ETF

Defiance Daily Target 2x Long BE ETF

Defiance Daily Target 2x Long BTQ ETF

Defiance Daily Target 2x Long JBLU ETF

Defiance Daily Target 2x Long BIIB ETF

Defiance Daily Target 2x Long OXY ETF

Defiance Daily Target 2x Long WING ETF

Defiance Daily Target 2x Long VRTX ETF

Defiance Daily Target 2x Long ZIM ETF

Defiance Daily Target 2x Long RMBS ETF

Defiance Daily Target 2x Long NOK ETF

Defiance Daily Target 2X Long ETHM ETF

Defiance Daily Target 2X Long WLTH ETF

Defiance Long Pure Quantum ETF

CoreValues Alpha Greater China Growth ETF
CoreValues America First Technology ETF

Hilton Small-MidCap Opportunity ETF
Hilton BDC Corporate Bond ETF

Quantify Absolute Income ETF

Quantify 2X Daily All Cap Crypto ETF

Quantify 2X Daily Alt Season Crypto ETF

Quantify 2X Daily AltAlt Season Crypto ETF

STKD Bitcoin & Gold ETF
STKd 100% COIN & 100% NVDA ETF
STKd 100% NVDA & 100% MSTR ETF
STKd 100% MSTR & 100% COIN ETF
STKd 100% COIN & 100% HOOD ETF
STKd 100% NVDA & 100% AMD ETF
STKd 100% TSLA & 100% MSTR ETF
STKd 100% TSLA & 100% NVDA ETF
STKd 100% SMCI & 100% NVDA ETF
STKd 100% UBER & 100% TSLA ETF
STKd 100% META & 100% AMZN ETF

IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF

IncomeSTKd 1x US Stocks & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF

IncomeSTKd 1x Treasury & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF

IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF

IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF

IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF

iREIT® - MarketVector Quality REIT Index ETF

Even Herd Long Short ETF

Peerless Option Income Wheel ETF

Clockwise Core Equity & Innovation ETF

Cambria Chesapeake Pure Trend ETF

LevMax™ Bitcoin [Monthly 3x1] ETF

LevMax™ COIN [Monthly 3x1] ETF

LevMax™ MSTR [Monthly 3x1] ETF

LevMax™ NVDA [Monthly 3x1] ETF

LevMax™ PLTR [Monthly 3x1] ETF

LevMax™ TSLA [Monthly 3x1] ETF

LevMax™ AMZN [Monthly 3x1] ETF

LevMax™ BRK.B [Monthly 3x1] ETF

LevMax™ MSFT [Monthly 3x1] ETF

LevMax™ HOOD [Monthly 3x1] ETF

LevMax™ RDDT [Monthly 3x1] ETF

LevMax™ SMCI [Monthly 3x1] ETF